UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 29, 2020

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TDOC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

On October 29, 2020, Teladoc Health, Inc. (“Teladoc”) held a special meeting of its stockholders (the “Special Meeting”). As of the close of business on September 8, 2020, the record date for the Special Meeting, 82,957,800 shares of Teladoc’s common stock, par value $0.001 per share, were outstanding and entitled to vote. A total of 52,166,331 shares of common stock were voted in person or by proxy, representing approximately 62.88% of the shares entitled to be voted, which constituted a quorum to conduct business at the Special Meeting. The following are the final voting results on proposals considered and voted upon at the Special Meeting, all of which are described in Teladoc’s Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on September 15, 2020.

Each of the proposals was approved by the requisite vote of Teladoc’s stockholders.

Proposal 1 — To approve the issuance of shares of Teladoc common stock to the stockholders of Livongo Health, Inc. (“Livongo”), pursuant to the Agreement and Plan of Merger, dated as of August 5, 2020 (as it may be amended from time to time), by and among Teladoc, Livongo and Tempranillo Merger Sub, Inc., a wholly-owned subsidiary of Teladoc (such agreement is referred to as the “Merger Agreement” and such proposal, the “Teladoc Share Issuance Proposal”).

Teladoc’s stockholders approved the Teladoc Share Issuance Proposal.

For	Against	Abstain
51,853,950	217,668	94,713

Proposal 2 — To adopt an amendment to the certificate of incorporation of Teladoc (the “Teladoc Charter Amendment Proposal”).

Teladoc’s stockholders approved the Teladoc Charter Amendment Proposal.

For	Against	Abstain
51,548,875	412,805	204,651

Proposal 3 — To approve the adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Teladoc Share Issuance Proposal and the Teladoc Charter Amendment Proposal or to ensure that any supplement or amendment to Teladoc’s joint proxy statement/prospectus is timely provided to Teladoc stockholders (the “Teladoc Adjournment Proposal”).

Teladoc’s stockholders approved the Teladoc Adjournment Proposal, if necessary, but an adjournment was not necessary in light of adoption of the Merger Agreement.

For	Against	Abstain
48,489,440	3,567,534	109,357

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2020	TELADOC HEALTH, INC.

	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer